Exhibit 10.15

(Page 1 of 13)

E28

PNC
EQUIPMENT FINANCE

Fixed Rate and

Fixed Rate Period Agreement

PNC EQUIPMENT FINANCE, LLC

995 Dalton Ave.

Cincinnati, OH 45203

Re: Loan and Security Agreement dated February 3, 2011 Advance Number 152620002

Ladies and Gentlemen:

This confirms our agreement to the following:

Capitalized terms used in this Fixed Rate and Fixed Rate Period Agreement shall have the meanings ascribed to such terms in the Loan and Security Agreement and the Requests for Staged Advance delivered thereunder.

I . This Fixed Rate Period and Fixed Rate Period Agreement relates to the following Requests for Staged Advance:

Advance Number	Date of Advance	Amount of Advance
152620000	11/9/11	$473,395.00
152620000	11/16/11	$54,960.00
152620000	11/23/11	$1,358,015.00

TOTAL PRINCIPAL AMOUNT: $1,886,370.00

2.         The Conversion Date is November 29 , 2011

3.         The Fixed Rate Period of 60 months begins on the Conversion Date and ends on the Maturity Date.

4.         During the Fixed Rate Period, a Fixed Rate of 4.04% per annum applies to the total principal amount identified in item I above.

5.         The total principal amount identified in item 1 above shall constitute a single term loan, amortizing over the Fixed Rate Period. Borrower agrees to repay the Loan in 59 equal monthly installments of principal together with interest in the amount of $27,443.97, as billed monthly by Lender at the rate set forth in paragraph 2 above, each such payment due and payable on the 29th day of the month with a final payment of the amount of $513,938.79 and all other sums due hereunder shall be due and payable on November 29, 2016

(Page 2 of 13)

WITNESS the due execution hereof as a document under seal, with the intent to be legally bound hereby, this 29  day of November ,2011.

AMERIQUEST TRANSPORTATION SERVICES, INC.,

By:	/s/ M. Joyce

Name:	M. Joyce

Title:	CFO

AMERIQUEST LEASING & MAINTENANCE, INC,

By:	/s/ M. Joyce

Name:	M. Joyce

Title:	CFO

Fixed Rate Agreement Rev. S/03

(Page 3 of 13)

E28

PNC
EQIIIPMENT FINANCE

Request For

Staged Advance

Advance Number: 152620002	Loan and Security Agreement Number: 6225

Date of Request: 11/9, 2011	Date of Loan and Security Agreement: February 3, 2011

AMERIQUEST TRANSPORTATION SERVICES, INC., AMERIQUEST LEASING & MAINTENANCE, INC (hereiafter referred to individually and collectively as “Borrower’) hereby requests an advance from PNC EQUIPMENT FINANCE, LLC (“Lender’) in the amount of $413,395.00 (“Loan”) under that certain Loan and Security Agreement between Lender and Borrower dated February 3, 2011 (as amended, restated or replaced from time to time, the “Agreement”). Any capitalized term used without definition in this Request For Advance shall have the same meaning given to such term in the Agreement. To induce Lender to make such advance, the Borrower hereby represents, covenants, warrants and agrees as follows:

1.                                 COLLATERAL: The requested Loan is for the purpose of acquiring the following-described property: See Exhibit “A” attached hereto and made a part hereof - location: 6195 Crooked Creek Road, Norcross, CA 30092 (the “Collateral”), Borrower has attached hereto a copy of the purchase invoice for the Collateral [and the certificate of title related thereto]. Borrower hereby grants the Lender a security interest in the Collateral, which security interest will be governed by the terms and conditions of the Agreement. Borrower agrees to promptly execute and deliver to Lender such other instruments or documents as may be required by Lender to perfect its security interest in the Collateral, including, delivery to Lender of the original titles to vehicles (if any) relating to the Collateral.

2.                                 BORROWING PERIOD AND CONVERSION DATE: During the period prior to and including the Conversion Date, the Borrower may borrow hereunder and under other Requests For Staged Advance submitted pursuant to the Agreement (but may not repay and reborrow), subject to the terms and conditions of this Request For Staged Advance and the Agreement. On the Conversion Date, the then-outstanding principal amount of advances hereunder and under all other Requests for Staged Advance submitted pursuant to the Agreement shall convert to a single amortizing term loan payable as set forth below. The “Conversion Date” shall mean the earliest to occur of (a) the date when the Lender has made advances under the Agreement which, in the aggregate, equal $2,950,000.00, (b) the date when the Lender receives written notice from the Borrower (which notice shall be irrevocable) informing the Lender that the Borrower does not intend to request further advances under the Agreement and acknowledging that the Lender shall have no obligation to make further advances under the Agreement, or (c) January 31, 2012, or such later date as may be designated by the Lender by written notice from the Lender to the Borrower_

3.                                 INTEREST: Prior to the Conversion Date, the Loan shall accrue interest during each Interest Period at a rate per annum (computed on the basis of actual days elapsed within a year consisting of 360 days) equal to the sum of (A) L113011.. for such Interest Period plus (B) two and one half (2.50%) (the “Applicable LIBOR”). The Applicable LIBOR shall remain in effect until adjusted by Lender for each Interest Period, without notice to Borrower. For the purpose hereof; the following terms shall have the following meanings:

“Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania.

“Interest Period” shall mean, initially, a period of thirty days beginning on the date of the Loan’s disbursement, and each succeeding thirty-day period thereafter.

“LIBOR” shall mean, For any Interest Period, the interest rate per annum determined by Lender by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/1000th of 1%) (i) the Published Rate for such Interest Period by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage.

“LIBOR Reserve Percentage” shall mean, for any date, the maximum effective percentage in effect on such date as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities”).

Request for Staged Advance (Rev. 5103

(Page 4 of 13)

“Published Rate” shall mean the rate of interest published on the second Business Day prior to the first day of any Interest Period in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then such rate published therein on the most recent Business Day prior to such date; provided, that if no such rate of interest is published therein on such date for longer than 30 consecutive days, then the Published Rate shall be the eurodollar rate for a one month period, as published in another publication determined by Lender).

LIBOR shall be adjusted on the effective date of any change in the LIBOR Reserve Percentage as of such effective date. Lender shall give prompt notice to Borrower of LIBOR as so adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

If Lender determines (which determination shall be final and conclusive) that, by reason of circumstances affecting the eurodollar market generally, deposits in dollars (in the applicable amounts) are not being offered to banks in the eurodollar market for the selected term, or adequate means do not exist for ascertaining LIBOR, then Lender shall give notice thereof to Borrower. Thereafter, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, (a) the availability of the Applicable LIBOR for calculation of interest hereunder shall be suspended, and (b) the manner for calculating interest hereunder shall be converted an the first Business Day of the next Interest Period to a rate per annum (calculated on the basis of actual days elapsed within a year consisting of 360 days) ascertained by Lender in a manner designed to approximate the usage of the Applicable LIBOR, using a comparable index selected by Lender (the “Comparable Index”).

In addition, if, after the date of this Request for Advance, Lender shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof; or compliance by Lender with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for Lender to calculate interest hereunder based on the Applicable LIBOR, Lender shall so notify Borrower. Upon receipt of such notice, until Lender notifies Borrower that the circumstances giving rise in such determination no longer apply, (a) the availability of the Applicable LIBOR for calculation of interest hereunder shall be suspended, and (b) the manner for calculating interest hereunder shall be converted to the Comparable Index either (i) on the first Business Day of the next Interest Period, if Lender may lawfully continue to calculate interest hereunder using the Applicable LIBOR to such day, or (ii) immediately if Lender may not lawfully continue to calculate interest hereunder using the Applicable LIBOR.

3.                                 PAYMENT TERMS: Prior to the Conversion Date, interest only shall be due and payable monthly, commencing on September 28, 2011, and continuing on the 28th day of each month thereafter until the Conversion Date, when all accrued interest shall be due and payable. From and after the Conversion Date, payments of principal hereunder (and under all related Requests For Staged Advance under the Agreement) shall be due and payable monthly in advance in sixty (60) equal consecutive installments, each of which shall be in an amount determined by dividing the outstanding principal amount hereunder (and under all related Requests For Staged Advance under the Agreement) on the Conversion Date by sixty (60), commencing on the Conversion Date, and continuing on the same day of each month thereafter until the date (the “Maturity Date”) which is one month prior to the fifth anniversary of the Conversion Date, at which time a final installment shall he payable in an amount equal to the remaining outstanding principal balance hereunder (and under all related Requests For Staged Advance under the Agreement). Interest shall be payable at the same times as the principal payments. Any outstanding principal and accrued interest shall be due and payable in full on the Maturity Date.

4.                                 PREPAYMENT: So long as no Event of Default under the Agreement has occurred and is continuing, Borrower may prepay all, but not less than all, of the outstanding principal of the Loan prior to the maturity date set forth in the preceding paragraph, provided that, if a Fixed Rate is in effect, then upon such prepayment Borrower shall also pay to Lender a prepayment charge equal to four (4%) percent of the remaining principal balance of the Loan if such prepayment is made during the first (1st) year of the Fixed Rate Period set forth in the preceding paragraph, three (3%) percent of the remaining principal balance of the Loan if during the second (2nd) year of the Fixed Rate Period, two (2%) percent of the remaining principal balance of the Loan if during the third (3rd) year and thereafter of the Fixed Rate Period, one (1%) percent of the remaining principal balance of the Loan if during the fouth (41h) year and thereafter of the Fixed Rate Period. All

Request for Staged Advance (Rev. 8/1B)

2

(Page 5 of 13)

prepayments of principal shall be accompanied by the payment of accrued interest on the amount of such prepayment to the date thereof.

5.                                 INSURANCE: In addition to the requirements contained in the Agreement, the following insurance requirements shall apply: (a) liability coverage: (i) general liability including/comprehensive form: premises/operations; products/completed operations; contractual liability; independent contractors; broad form property damage; personal injury; and collapse hazard; (ii) bodily injury and property damage combined single limit per occurrence: $5,000,000; and (b) property coverage: all risk of physical loss; equipment must be insured for at least the total original cost,

6.                                 REPRESENTATIONS AND WARRANTIES: Borrower hereby (a) reaffirms the representations and warranties made by Borrower to the Lender in the Agreement and the other Loan Documents; (b) represents that Borrower is in compliance with all of the terms and conditions of the Loan Documents; and (c) represents that no Event of Default or event which with the passage of time, the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing.

WITNESS the due execution hereof with the intent to be legally bound.

Accepted By: PNC EQUIPMENT FINANCE, LLC		AMERIQUEST TRANSPORTATION
Lender SERVICES , Inc.		Borrow

By:	/s/ Therese M. Woodman	By:	/s/ Mark Joyce

Title:	Assistant Vice President	Title:	CFO

AMERIQUEST LEASING & MAINTENANCE,INC. Borrower

		By:	/s/ Mark Joyce

		Title:	CFO

Request for Staged Advance (Rev. 8/03)

3

Ameriquest Transportation Services, Inc. & Ameriquest Leasing & Maintenance, Inc.

Lease No. 152620002

Exhibit “A”

Description	VIN NO.		Asset Cost
Volvo VNL64T670	4V4NC9EH3CN561 191		$94,679.00
Volvo VNL64T670	4V4NC9EH5CN561189		$94,679,00
Volvo VNL64T670	4V4NC9EH2CN561179		$94,679,00
Volvo VNL64T670	4V4NC9EH9CN561177		$94,679.00
Volvo VNL64T670	4V4NC9EH5CN561175		$94,679.00
			—
Interim 001 . -		• •	$473,365.00	••

(Page 7 of 13)

E28

PNC
EQUIPMENT’ FINANCE

Request For

Staged Advance

Advance Number: 152620002;	Loan and Security Agreement Number: 6225
Date of Request: November 16 , 2011	Date of Loan and Security Agreement: February 3, 2011

AMERIQUEST TRANSPORTATION SERVICES, INC., AMERIQUEST LEASING & MAINTENANCE, INC (hereinafter referred to individually and collectively as “Borrower”) hereby requests an advance from PNC EQUIPMENT FINANCE, LLC (“Lender”) in the amount of $54,960.00 (“Loan”) under that certain Loan and Security Agreement between Lender and Borrower dated February 3, 2011 (as amended, restated or replaced from time to time, the “Agreement”). Any capitalized term used without definition in this Request For Advance shall have the same meaning given to such term in the Agreement. To induce Lender to make such advance, the Borrower hereby represents, covenants, warrants and agrees as follows:

1.                                 COLLATERAL: The requested Loan is for the purpose of acquiring the following-described property: See Exhibit “A” attached hereto and made a part hereof location: 6195 Crooked Creek Road, Norcross, GA 30092 (the “Collateral”), Borrower has attached hereto a copy of the purchase invoice for the Collateral land the certificate of title related thereto]. Borrower hereby grants the Lender a security interest in the Collateral, which security interest will be governed by the terms and conditions of the Agreement. Borrower agrees to promptly execute and deliver to Lender such other instruments or documents as may be required by Lender to perfect its security interest in the Collateral, including, delivery to Lender of the original titles to vehicles (if any) relating to the Collateral,

2.                                 BORROWING PERIOD AND CONVERSION DATE: During the period prior to and including the Conversion Date, the Borrower may borrow hereunder and under other Requests For Staged Advance submitted pursuant to the Agreement (but may not repay and reborrow), subject to the terms and conditions of this Request For Staged Advance and the Agreement. On the Conversion Date, the then-outstanding principal amount of advances hereunder and under all other Requests for Staged Advance submitted pursuant to the Agreement shall convert to a single amortizing term loan payable as set forth below. The “Conversion Date’ shall mean the earliest to occur of (a) the date when the Lender has made advances under the Agreement which, in the aggregate, equal $2,950,000.00, (b) the date when the Lender receives written notice from the Borrower (which notice shall be irrevocable) informing the Lender that the Borrower does not intend to request further advances under the ,Agreement and acknowledging that the Lender shall have no obligation to make further advances under the Agreement, or (c) January 31, 2012, or such later date as may be designated by the Lender by written notice from the Lender to the Borrower.

3.                                 INTEREST: Prior to the Conversion Date, the Loan shall accrue interest during each Interest Period at a rate per annum (computed on the basis of actual days elapsed within a year consisting of 360 days) equal to the sum of (A) LIBOR for such interest Period plus (B) two and one half (2.50%) (the “Applicable LIBOR”). The Applicable LIBOR shall remain in effect until adjusted by Lender for each Interest Period, without notice to Borrower. For the purpose hereof, the following terms shall have the following meanings:

“Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania.

“Interest Period” shall mean, initially, a period of thirty days beginning on the date of the Loan’s disbursement, and each succeeding thirty-day period thereafter.

“LIBOR” shall mean, for any Interest Period, the interest rate per annum determined by Lender by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/1000th of 1%) (1) the Published Rate for such Interest Period by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage.

“LIBOR Reserve Percentage” shall mean, for any date, the maximum effective percentage in effect on such date as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities”).

Request for Staged Advance (Rev. 8/03

(Page B. of 13)

“Published Rate” shall mean the rate of interest published on the second Business Day prior to the first day of any Interest Period in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then such rate published therein on the most recent Business Day prior to such date; provided, that if no such rate of interest is published therein on such date for longer than 30 consecutive days, then the Published Rate shall be the eurodollar rate for a one month period, as published in another publication determined by Lender).

LIBOR shall be adjusted on the effective date of any change in the LIBOR Reserve Percentage as of such effective date, Lender shall give prompt notice to Borrower of LIBOR as so adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

If Lender determines (which determination shall be final and conclusive) that, by reason of circumstances affecting the eurodollar market generally, deposits in dollars (in the applicable amounts) are not being offered to banks in the eurodollar market for the selected term, or adequate means do not exist for ascertaining LIBOR, then Lender shall give notice thereof to Borrower. Thereafter, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, (a) the availability of the Applicable LIBOR for calculation of interest hereunder shall be suspended, and (b) the manner for calculating interest hereunder shall be converted on the first Business Day of the next Interest Period to a rate per annum (calculated on the basis of actual days elapsed within a year consisting of 360 days) ascertained by Lender in a manner designed to approximate the usage of the Applicable LIBOR, using a comparable index selected by Lender (the “Comparable Index”).

In addition, if, after the date of this Request for Advance, Lender shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof; or compliance by Lender with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for Lender to calculate interest hereunder based on the Applicable LIBOR, Lender shall so notify Borrower. Upon receipt of such notice, until Lender notifies Borrower that the circumstances giving rise to such determination no longer apply, (a) the availability of the Applicable LIBOR for calculation of interest hereunder shall be suspended, and (b) the manner for calculating interest hereunder shall be converted to the Comparable Index either (i) on the first Business Day of the next Interest Period, if Lender may lawfully continue to calculate interest hereunder using the Applicable LIBOR to such day, or (ii) immediately if Lender may not lawfully continue to calculate interest hereunder using the Applicable L1130R.

3.                            PAYMENT’ TERMS: Prior to the Conversion Date, interest only shall be due and payable monthly, commencing on September 28, 2011, and continuing on the 28th day of each month thereafter until the Conversion Date, when all accrued interest shall be due and payable. From and after the Conversion Date, payments of principal hereunder (and under all related Requests For Staged Advance under the Agreement) shall be due and payable monthly in advance in sixty (60) equal consecutive installments, each of which shall be in an amount determined by dividing the outstanding principal amount hereunder (and under all related Requests For Staged Advance under the Agreement) on the Conversion Date by sixty (60), commencing on the Conversion Date, and continuing on the same day of each month thereafter until the date (the “Maturity Date”) which is one month prior to the fifth anniversary of the Conversion Date, at which time a final installment shall be payable in an amount equal to the remaining outstanding principal balance hereunder (and under all related Requests For Staged Advance under the Agreement). Interest shall be payable at the same times as the principal payments. Any outstanding principal and accrued interest shall be due and payable in full on the Maturity Date.

4.                            PREPAYMENT: So long as no Event of Default under the Agreement has occurred and is continuing, Borrower may prepay all, but not less than all, of the outstanding principal of the Loan prior to the maturity date set forth in the preceding paragraph, provided that, if a Fixed Rate is in effect, then upon such prepayment Borrower shall also pay to Lender a prepayment charge equal to four (4%) percent of the remaining principal balance of the Loan if such prepayment is made during the first (1st) year of the Fixed Rate Period set forth in the preceding paragraph, three (3%) percent of the remaining principal balance of the Loan if during the second (2nd) year of the Fixed Rate Period, two (2%) percent of the remaining principal balance of the Loan if during the third (3rd) year and thereafter of the Fixed Rate Period, one (1%) percent of the retraining principal balance of the Loan if during the font (4th) year and thereafter of the Fixed Rate Period. All

(Page 9 of 13)

prepayments of principal shall be accompanied by the payment of accrued interest on the amount of such prepayment to the date thereof. -

5.                                 INSURANCE: In addition to the requirements contained in the Agreement, the following insurance requirements shall apply: (a) liability coverage: (i) general liability including/comprehensive form: premises/operations; products/completed operations; contractual liability; independent contractors; broad form property damage; personal injury; and collapse hazard; (ii) bodily injury and property damage combined single limit per occurrence: $5,000,000; and (b) property coverage: all risk of physical loss; equipment must be insured for at least the total original cost.

6.                                 REPRESENTATIONS AND WARRANTIES: Borrower hereby (a) reaffirms the representations and warranties made by Borrower to the Lender in the Agreement and the other Loan Documents; (b) represents that Borrower is in compliance with all of the terms and conditions of the Loan Documents; and (c) represents that no Event of Default or event which with the passage of time, the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing.

WITNESS the due execution hereof with the intent to be legally bound.

Accepted By: PNC EQUIPMENT FINANCE, LLC		AMERIQUEST TRANSPORTATION
Lender SERVICES , Inc.		Borrow

By:	/s/ Therese M. Woodman	By:	/s/ Mark Joyce

Title:	Assistant Vice President	Title:	CFO

AMERIQUEST LEASING & MAINTENANCE,INC. Borrower

		By:	/s/ Mark Joyce

		Title:	CFO

(Page 10 of 13)

1RI

PNC
EQUIPMENT FINANCE

Request For

Staged Advance

Advance Number: 152620002	Loan and Security Agreement Number: 6225

Date of Request: November 23, 2011	Date of Loan and Security Agreement: February 3, 2011

AMERIQUEST TRANSPORTATION SERVICES, INC., AMERIQUEST LEASING & MAINTENANCE, INC (hereiafter referred to individually and collectively as “Borrower”) hereby requests an advance from PNC EQUIPMENT FINANCE, LLC (“Lender”) in the amount of $1,358,015.00 (“Loan”) under that certain Loan and Security Agreement between Lender and Borrower dated February 3, 2011 (as amended, restated or replaced from time to time, the “Agreement”). Any capitalized term used without definition in this Request For Advance shall have the same meaning given to such term in the Agreement. To induce Lender to make such advance, the Borrower hereby represents, covenants, warrants and agrees as follows:

COLLATERAL: The requested Loan is for the purpose of acquiring the following-described property: See Exhibit “A” attached hereto and made a part hereof - location: 6195 Crooked Creek Road, Norcross, GA 30092 (the “Collateral”). Borrower has attached hereto a copy of the purchase invoice for the Collateral [and the certificate of title related thereto]. Borrower hereby grants the Lender a security interest in the Collateral, which security interest will be governed by the terms and conditions of the Agreement. Borrower agrees to promptly execute and deliver to Lender such other instruments or documents as may be required by Lender to perfect its security interest in the Collateral, including, delivery to Lender of the original titles to vehicles (if any) relating to the Collateral.

2.                                 BORROWING PERIOD AND CONVERSION DATE: During the period prior to and including the Conversion Date, the Borrower may borrow hereunder and under other Requests For Staged Advance submitted pursuant to the Agreement (but may not repay and reborrow), subject to the terms and conditions of this Request For Staged Advance and the Agreement. On the Conversion Date, the then-outstanding principal amount of advances hereunder and under all other Requests for Staged Advance submitted pursuant to the Agreement shall convert to a single amortizing term loan payable as set forth below. The “Conversion Date” shall mean the earliest to occur of (a) the date when the Lender has made advances under the Agreement which, in the aggregate, equal $2,950,000.00, (b) the date when the Lender receives written notice from the Borrower (which notice shall be irrevocable) informing the Lender that the Borrower does not intend to request further advances under the Agreement and acknowledging that the Lender shall have no obligation to make further advances under the Agreement, or (c) January 31, 2012, or such later date as may be designated by the Lender by written notice from the Lender to the Borrower.

3.                                 INTEREST: Prior to the Conversion Date, the Loan shall accrue interest during each Interest Period at a rate per annum (computed on the basis of actual days elapsed within a year consisting of 360 days) equal to the sum of (A) LIBOR for such Interest Period plus (B) two and one half (2.50%) (the “Applicable LIBOR”). The Applicable LIBOR shall remain in effect until adjusted by Lender for each Interest Period, without notice to Borrower, For the purpose hereof, the following terms shall have the following meanings:

“Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania.

“Interest Period” shall mean, initially, a period of thirty days beginning on the date of the Loan’s disbursement, and each succeeding thirty-day period thereafter.

“LIBOR” shall mean, for any Interest Period, the interest rate per annum determined by Lender by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100001 of 1%) (i) the Published Rate for such Interest Period by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage.

“LIBOR Reserve Percentage” shall mean, for any date, the maximum effective percentage in effect on such date as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities”).

Request for Staged Advance (Rev. 8103

(Page 11 of 13)

“Published Rate” shall mean the rate of interest published on the second Business Day prior to the first day of any Interest Period in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then such rate published therein on the most recent Business Day prior to such date; provided, that if no such rate of interest is published therein on such date for longer than 30 consecutive days, then the Published Rate shall be the eurodollar rate for a one month period, as published in another publication determined by Lender).

LIBOR shall be adjusted on the effective date of any Change in the LIBOR Reserve Percentage as of such effective date. Lender shall give prompt notice to Borrower of LIBOR as so adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

If Lender determines (which determination shall be final and conclusive) that, by reason of circumstances affecting the eurodollar market generally, deposits in dollars (in the applicable amounts) are not being offered to banks in the eurodollar market for the selected term, or adequate means do not exist for ascertaining LIBOR, then Lender shall give notice thereof to Borrower. Thereafter, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, (a) the availability of the Applicable LIBOR for calculation of interest hereunder shalt be suspended, and (b) the manner for calculating interest hereunder shall be converted on the first Business Day of the next Interest Period to a rate per annum (calculated on the basis of actual days elapsed within a year consisting of 360 days) ascertained by Lender in a manner designed to approximate the usage of the Applicable LIBOR, using a comparable index selected by Lender (the “Com parable Index”).

In addition, if, after the date of this Request for Advance, Lender shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for Lender to calculate interest hereunder based on the Applicable LIBOR, Lender shall so notify Borrower. Upon receipt of such notice, until Lender notifies Borrower that the circumstances giving rise to such determination no longer apply, (a) the availability of the Applicable LIBOR for calculation of interest hereunder shall be suspended, and (b) the manner for calculating interest hereunder shall be converted to the Comparable Index either (i) on the first Business Day of the next Interest Period, if Lender may lawfully continue to calculate interest hereunder using the Applicable LIBOR to such day, or (ii) immediately if Lender may not lawfully continue to calculate interest hereunder using the Applicable LIBOR.

3.                                 PAYMENT TE,RMS: Prior to the Conversion Date, interest only shall be due and payable monthly, commencing on September 28, 2011, and continuing on the 28th day of each month thereafter until the Conversion Date, when all accrued interest shall be due and payable. From and after the Conversion Date, payments of principal hereunder (and under all related Requests For Staged Advance under the Agreement) shall be due and payable monthly in advance in sixty (60) equal consecutive installments, each of which shall be in an amount determined by dividing the outstanding principal amount hereunder (and under all related Requests For Staged Advance under the Agreement) on the Conversion Date by sixty (60), commencing on the Conversion Date, and continuing on the same day of each month thereafter until the date (the “Maturity Date”) which is one month prior to the fifth anniversary of the Conversion Date, at which time a final installment shall be payable in an amount equal to the remaining outstanding principal balance hereunder (and under all related Requests For Staged Advance under the Agreement). Interest shall be payable at the same times as the principal payments. Any outstanding principal and accrued interest shall be due and payable in full on the Maturity Date.

4.                                 PREPAYMENT: So long as no Event of Default under the Agreement has occurred and is continuing, Borrower may prepay all, but not less than all, of the outstanding principal of the Loan prior to the maturity date set forth in the preceding paragraph, provided that, if a Fixed Rate is in effect, then upon such prepayment Borrower shall also pay to Lender a prepayment charge equal to four (4%) percent of the remaining principal balance of the Loan if such prepayment is made during the first (1st) year of the Fixed Rate Period set forth in the preceding paragraph, three (3%) percent of the remaining principal balance of the Loan if during the second (2nd) year of the Fixed Rate Period, two (2%) percent of the remaining principal balance of the Loan if during the third (3rd) year and thereafter of the Fixed Rate Period, one (I%) percent of the remaining principal balance of the Loan if during the fouth (4'h) year and thereafter of the Fixed Rate Period. All

Request for Staged Advance (Rev. MB)

2

(Page 12 of 13)

prepayments of principal shall be accompanied by the payment of accrued interest on the amount of such prepayment to the date thereof.

5.                                 INSURANCE: In addition to the requirements contained in the Agreement, the following insurance requirements shall apply: (a) liability coverage: (1) general liability including/comprehensive form: premises/operations; products/completed operations; contractual liability; independent contractors; broad form property damage; personal injury; and collapse hazard; (ii) bodily injury and property damage combined single limit per occurrence: $5,000,000; and (b) property coverage: all risk of physical loss; equipment must be insured for at least the total original cost.

6.                                 REPRESENTATIONS AND WARRANTIES: Borrower hereby (a) reaffirms the representations and warranties made by Borrower to the Lender in the Agreement and the other Loan Documents; (b) represents that Borrower is in compliance with all of the terms and conditions of the Loan Documents; and (c) represents that no-Event of Default or event which with the passage of time, the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing.

WITNESS the due execution hereof with the intent to be legally bound.

WITNESS the due execution hereof with the intent to be legally bound.

Accepted By: PNC EQUIPMENT FINANCE, LLC		AMERIQUEST TRANSPORTATION
Lender SERVICES , Inc.		Borrow

By:	/s/ Therese M. Woodman	By:	/s/ Mark Joyce

Title:	Assistant Vice President	Title:	CFO

AMERIQUEST LEASING & MAINTENANCE,INC. Borrower

		By:	/s/ Mark Joyce

		Title:	CFO

(Page 13 of 13)

EXHIBIT A

TO REQUEST FOR STAGED ADVANCE NO. 152620000

Equipment Description:

Qty	Description	Vin Numbers
1	2012 VOLVO VNL64T	4V4NC9EHOCN561178
1	2012 VOLVO VNL64T	4V4NG9EH9CN561180
1	2012 VOLVO VNL64T	4V4NC9EHOCN561181
1	2012 VOLVO VNL64T	4V4NC9EH2CN561182
1	2012 VOLVO VNL64T	4V4NC9EH4CN561183
1	2012 VOLVO VNL64T	4V4NC9EH6CN561184
1	2012 VOLVO VNL64T	4V4NC9EH8CN561185
1	2012 VOLVO VNL64T	4V4NC9EHXCN561186
1	2012 VOLVO VNL64T	4V4NC9EH1CN561187
1	2012 VOLVO VNL64T	4V4NC9EH3CN561188
1	2012 VOLVO VNL64T	4V4NO9EH1CN561190
1	2012 VOLVO VNL64T	4V4NC9EH3CN561174
1	2012 VOLVO VNL64T	4V4NC9EH7CN561176

Request for Staged Advance (Rev. 8/03)